UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 12, 2022

IMAGEWARE SYSTEMS, INC.
(Exact name of Registrant as specified in its Charter)

Delaware	001-15757	33-0224167
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

11440 W. Bernardo Court, Suite 300 San Diego, California 92127
(Address of principal executive offices)

(858) 673-8600
(Registrant’s Telephone Number)

Not Applicable
(Former name or address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
None	IWSY	N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR 230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR 240.12b-2) ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act ☐

Item 7.01 Regulation FD Disclosure.

On August 12, 2022, Imageware Systems, Inc. (the "Company") issued a letter to its shareholders (the “Letter”) that provides an update on the operations and direction of the Company, including, without limitation, the Company’s decision to suspend its reporting obligations under the Securities Exchange Act of 1934, as amended (the “Exchange Act”).  A copy of the Letter is attached hereto as Exhibit 99.1.

The information furnished herein and therein shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to the liabilities of that Section, or incorporated by reference in any filing under the Exchange Act or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibit Index

Exhibit No.	Description

99.1	Letter to Shareholders issued by Imageware Systems, Inc., dated August 12, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

Disclaimer.

Forward-Looking Statements

Statements in the Letter that are forward looking involve known and unknown risks and uncertainties, which may cause the Company's actual results in future periods to be materially different from any future performance that may be suggested in the Press Release.  Such factors may include, but are not limited to, the ability to of the Company to continue to grow revenue, the Company's ability to continue to achieve positive cash flow given the Company's existing and anticipated operating and other costs, and the Company’s ability to access additional capital required to fund its business plan and operations.  Many of these risks and uncertainties are beyond the Company's control.  Reference is made to the discussion of risk factors detailed in the Company's filings with the SEC including its reports on Form 10-K and 10-Q.  Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the dates on which they are made.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IMAGEWARE SYSTEMS, INC.

Date: August 12, 2022	By:	/s/ Kristin Taylor
Kristin Taylor
Chief Executive Officer